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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 22, 2004

CoBiz Inc.
(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation)	000-24445 (Commission File Number)	84-0826324 (IRS Employer Identification No.)
821 17th Street Denver, Colorado 80202 (Address of principal executive offices and zip code)

(303) 293-2265
Registrant's telephone number, including area code

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On April 22, 2004 the Registrant issued a press release announcing its earnings for the first quarter of 2004. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

        The information in this report shall not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COBIZ INC.
By:	/s/ LYNE B. ANDRICH Lyne B. Andrich Executive Vice President and Chief Financial Officer

Date: April 22, 2004

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued by the Registrant on April 22, 2004.

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  ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURE
EXHIBIT INDEX